UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2008
__________________________________________

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

701 Koehler Avenue, Suite 7, Ronkonkoma, New York 11779-7410
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 981-9700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 19, 2008, Lakeland Industries, Inc. (the “Company”) issued a press release in connection with the notice it received from the Holtzman Opportunity Fund, L.P. that it intends to nominate two individuals for election to the Company’s Board of Directors.  A copy of the Company’s press release is included as Exhibit 99.1 hereto and is incorporated by reference.

Also on March 19, 2008, the Company delivered a letter to its employees in connection with such stockholder’s notice.  A copy of the Company’s letter to employees is included as Exhibit 99.2 hereto and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following have been filed as exhibits to this Form 8-K:

99.1	Press Release dated March 19, 2008.

99.2	Letter to Employees dated March 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date March 19, 2008	/s/ Christopher J. Ryan
Christopher J. Ryan
President & CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 19, 2008.
99.2	Letter to Employees dated March 19, 2008.